Exhibit 10.1

CONSENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of August 19, 2014 (this “Amendment”), is by and among Corinthian Colleges, Inc. (the “Domestic Borrower”), Everest Colleges Canada, Inc. (the “Canadian Borrower”; the Domestic Borrower and the Canadian Borrower are referred to herein collectively as the “Borrowers”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Domestic Administrative Agent (in such capacity, the “Domestic Administrative Agent”) and Canadian Agent (in such capacity, the “Canadian Administrative Agent”; the Domestic Administrative Agent and the Canadian Administrative Agent are referred to herein collectively as the “Administrative Agents”). Capitalized terms which are used in this Amendment without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

R E C I T A L S:

WHEREAS, the Borrowers, the lenders party thereto from time to time (the “Lenders”) and the Administrative Agents are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of May 17, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers, the Lenders and the Administrative Agents have previously entered into that certain Waiver Agreement, dated as of May 12, 2014 (the “Waiver Agreement”);

WHEREAS, the Borrowers have requested that the Administrative Agents and the Lenders consent to (i) the “Specified Sales” as defined below and (ii) the satisfaction of certain delivery requirements set forth in the Waiver Agreement in the manner set forth herein;

WHEREAS, the Borrowers have requested that the Administrative Agents and Lenders amend the Credit Agreement in certain respects; and

WHEREAS, the Administrative Agents and the Lenders party hereto are willing to provide such consents and amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1.                         AMENDMENTS TO CREDIT AGREEMENT.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

1.1                               Section 1.01 of the Credit Agreement is hereby amended to insert alphabetically therein the following new defined terms:

“Amendment No. 4” means that certain Consent and Amendment No. 4, dated as of the Amendment No. 4 Effective Date, among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agents.

“Amendment No. 4 Effective Date” means August 19, 2014.

1.2                               The definition of “Permitted Acquisitions” set forth in Section 1.01 of the Credit Agreement is hereby amended to restate the language prior to clause (i) thereof in its entirety as follows:

“Permitted Acquisitions” means Acquisitions by any Borrower or any of its Subsidiaries of Persons and/or assets that meet each of the following criteria consummated prior to the Amendment No. 4 Effective Date:

1.3                               Section 6.01 the Credit Agreement is hereby amended to (i) delete clause (e) thereof in its entirety and (ii) amend and restate clause (a) thereof in its entirety as follows:

(a)                                 as soon as available, but in any event within 95 days after the end of the fiscal quarter ended June 30, 2014, a consolidated balance sheet of the Domestic Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the figures for the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Domestic Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Domestic Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, together with a duly completed Compliance Certificate signed by a Responsible Officer of the Domestic Borrower (such certificate to be modified to reflect that such financial statements are unaudited and no audit opinion has been issued);

1.4                               Section 7.02(d) of the Credit Agreement is hereby amended to delete the phrase “, including in connection with any Student Note Program,” located therein.

1.5                               Section 7.02(e) of the Credit Agreement is hereby amended to insert the phrase “provided, that the aggregate amount of consolidated capital expenditures made after the Amendment No. 4 Effective Date shall not exceed $4,000,000;” at the end thereof.

1.6                               Section 7.02(f) of the Credit Agreement is hereby amended to insert the phrase “provided, that neither the Domestic Borrower nor any Subsidiary thereof shall enter into any New Program at any time after the Amendment No. 4 Effective Date;” at the end thereof.

SECTION 2.                         CONSENT TO REPORTING.  Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Required Lenders hereby agree that the requirements of Sections 2.1(b), (c) and (d) of the Waiver Agreement may be satisfied by the Borrowers by delivery to each Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders, of the following:

(i)                                     on or prior to Thursday of each calendar week, an updated thirteen (13) week cash flow forecast setting forth all projected cash receipts and disbursements (by line item) of the Domestic Borrower and its Domestic Subsidiaries on a weekly basis for the thirteen (13) week period commencing with the following calendar week;

(ii)                                  on or prior to Thursday of each calendar week, (A) a report setting forth actual cash receipts and disbursements (by line item) of the Domestic Borrower and its Domestic Subsidiaries for the preceding calendar week, together with a comparison of such amounts to the most recent cash flow forecast delivered by the Borrowers and (B) a narrative explanation of any variances of any material line items for such preceding calendar week reflected in such report;

(iii)                               on or prior to the Thursday of the first full calendar week of each calendar month, an accounts payable aging schedule as of the end of the preceding calendar week; and

(iv)                              as soon as available, but in any event within 30 days after the end of each fiscal month of the Domestic Borrower, commencing with the fiscal month ending October 31, 2014, a consolidated balance sheet of the Domestic Borrower and its Subsidiaries and a consolidated balance sheet of the Canadian Borrower and its Subsidiaries, in each case at the end of such fiscal month, and the related consolidated statements of income or operations for such fiscal month of each such Borrower (and, in the case of the Domestic Borrower, for the portion of the Domestic Borrower’s fiscal year then ended) and, in the case of the Domestic Borrower, setting forth in comparative form the figures for the corresponding fiscal month of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Domestic Borrower or the Canadian Borrower, as the case may be, as fairly presenting in all material respects the financial condition and results of operations of such Borrower and its Subsidiaries.

SECTION 3.                         CONSENT TO SPECIFIED SALES.

3.1                               Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Required Lenders hereby consent to each of the following asset sales by the Loan Parties (collectively, the “Specified Sales”):

(i)                                     the sale of certain student loan notes previously notified to the Domestic Administrative Agent;

(ii)                                  the sale of certain equipment from the Wyotech business to be notified to the Domestic Administrative Agent; and

(iii)                               the sale of the Melbourne, FL campus;

provided, that (A) the aggregate cash purchase price payable to the Loan Parties upon the consummation of such Specified Sales shall not be less than $20,000,000 and (B) all net cash proceeds of the Specified Sales shall be deposited into an account at Bank of America, N.A. (or an Affiliate thereof) subject to a control agreement in favor of the Domestic Administrative Agent in accordance with Section 6.17 of the Credit Agreement.

3.2                               The Domestic Borrower shall be entitled to use the proceeds from the Specified Sales solely in a manner materially consistent with the most recent thirteen-week cash flow budget delivered to the Administrative Agents and the Lenders pursuant to the Waiver Agreement prior to the date hereof. Any failure to comply with this Section 3.2 shall constitute an immediate Event of Default.

SECTION 4.                         CONDITIONS.  This Amendment shall become effective as of the date hereof (the “Effective Date”) upon receipt by the Administrative Agent of duly executed counterparts to this Amendment from the Borrowers, the Guarantors, the Administrative Agents and the Required Lenders.

SECTION 5.                         AMENDMENT FEE.  The Borrowers shall pay to the Administrative Agents, for the account of each Lender that executes and delivers a signature page hereto prior to 3:00 PM (Pacific time) on August 19, 2014 (or such later date or time as the Administrative Agents may specify), a consent and amendment fee (the “Amendment Fee”) in an amount equal to 2.5% of such Lender’s Commitment as of the Effective Date.  The Amendment Fee shall be fully earned as of the Effective Date and shall be payable in cash (a) on the Effective Date in an amount equal to 40% thereof and (b) on October 20, 2014 in an amount equal to 60% thereof.

SECTION 6.                         REPRESENTATION AND WARRANTIES.

6.1                               Enforceability.  Each Loan Party hereby represents and warrants that each of this Amendment and (in the case of the Borrowers) the Credit Agreement as amended hereby is the legal, valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

6.2                               Authorization; No Conflicts.  Each Loan Party hereby represents and warrants that its execution and delivery of this Amendment and performance of this Amendment and (in the case of the Borrowers) the Credit Agreement as amended hereby (i) have been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party and are within such Loan Party’s corporate or other organizational power and authority, (ii) do not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (i) any Contractual Obligation to which such Loan Party is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.

6.3                               No Default; Representations and Warranties in Loan Documents.  Each Loan Party hereby represents and warrants that, after giving effect to Sections 1, 2 and 3 hereof, (i) no Default has occurred and is continuing and (ii) except with respect to the Representation and Warranty Exception (as defined in Amendment No. 2), all of the representations and warranties of such Loan Party contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except that, for purposes of this Section 6.3, the representations and warranties contained in subsection (a) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsection (a) and (b), respectively of Section 6.01 of the Credit Agreement).

SECTION 7.                         RATIFICATION AND RELEASE.

7.1                               Ratification.  Each Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of each Administrative Agent, the L/C Issuers or the Lenders, as the case may be, under each Loan Document, (b) agrees and acknowledges that the liens in favor of each Administrative Agent, the L/C Issuers or the Lenders under each Loan Document constitute valid, binding, enforceable and perfected first priority liens and security interests and are not subject to avoidance, disallowance or subordination pursuant to any requirement of Law, (c) agrees and acknowledges the Obligations constitute legal, valid and binding obligations of the Loan Parties and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Loan Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any requirement of Law, (d) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (e) agrees that neither such ratification and reaffirmation, nor the Administrative Agents’, the L/C Issuers’ nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Loan Documents with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents.  This Amendment shall not constitute a waiver of, or forbearance with respect to, any Default, whether known or unknown, and the Administrative Agent and the Lenders shall reserve all rights and remedies in respect thereof. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

7.2                               Release; Covenant Not to Sue; Acknowledgement.  (a)  Each Loan Party hereby absolutely and unconditionally releases and forever discharges each Administrative Agent, each L/C Issuer, each Swing Line Lender, each Lender and each of their respective Related Parties (each a “Released Party”) from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising out of or with respect to the Obligations, the Credit Agreement, this Amendment or any other Loan Document from the beginning of time to and including the Effective Date, whether such claims, demands and causes of action are matured or unmatured or known or unknown.  It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified.  Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Nothing in this Section 7.2 shall relieve any Administrative Agent or Lender of any continuing contractual obligations under this Amendment.

(b)                                 Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release.  If any Loan Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

(c)                                  Each Loan Party represents and warrants that, to its knowledge, there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, fixed or contingent, which any Loan Party may have or claim to have against any Released Party arising with respect to the Obligations, the Credit Agreement, this Amendment or any other Loan Document.

(d)                                 Each of the Loan Parties has been advised by counsel with respect to the release contained in this Section 7.2.  Upon advice of such counsel, each of the Loan Parties hereby waives and relinquishes all of the rights and benefits each Loan Party has, or may have, with respect to the claims released under Section 1542 of the California Civil Code or any other similar statute.  Section 1542 states as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

SECTION 8.                         MISCELLANEOUS.

8.1                               Effect.

(a)                                 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document.

(b)                                 Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute an amendment, forbearance or waiver by, or otherwise affect any right, power or remedy of, any Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or waive, affect or diminish any right of any Administrative Agent or any Lender to demand strict compliance and performance therewith, (ii) constitute a waiver of, or forbearance with respect to, any Default, whether known or unknown or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

8.2                               Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable and will not affect the effectiveness thereof in any other jurisdiction.

8.3                               Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.  This Amendment may also be executed by facsimile or electronic transmission and each facsimile or electronic transmission signature hereto shall be deemed for all purposes to be an original signatory page.

8.5                               GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT EACH ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

8.6                               Section Titles.  The Section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

8.7                               Reimbursement of each Administrative Agent’s Expenses.  Without limiting any of the Administrative Agents’ rights, or any of Borrowers’ obligations, under Section 10.04(a) of the Credit Agreement, each Borrower agrees to reimburse the Administrative Agents for all reasonable and documented out-of-pocket fees, costs and expenses, including the reasonable fees, costs, and expenses of the Agent Financial Advisor and Sidley Austin LLP for advice, assistance or other representation in connection with this Amendment.

8.8                               Entire Agreement.  This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings or agreements.

[Signature Pages Follow]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned of this Amendment as of the date first written above.

BORROWERS:

CORINTHIAN COLLEGES, INC.

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: EVP & CFO

EVEREST COLLEGES CANADA, INC.

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: Senior VP & CAO

Signature Page to
Consent and Amendment No. 4

GUARANTORS:

ASHMEAD EDUCATION, INC.

CAREER CHOICES, INC.

CDI EDUCATION USA, INC.

CORINTHIAN PROPERTY GROUP, INC.

CORINTHIAN SCHOOLS, INC.

ECAT ACQUISITION, INC.

ETON EDUCATION, INC.

FLORIDA METROPOLITAN UNIVERSITY, INC.

GRAND RAPIDS EDUCATIONAL CENTER, INC.

HEALD CAPITAL, LLC

HEALD EDUCATION, LLC

HEALD REAL ESTATE, LLC

MJB ACQUISITION CORPORATION

PEGASUS EDUCATION, INC.

RHODES BUSINESS GROUP, INC.

RHODES COLLEGES, INC.

SD III-B HEALD HOLDINGS CORP.

SEQUOIA EDUCATION, INC.

SOCLE EDUCATION, INC.

SP PE VII-B HEALD HOLDINGS CORP.

TITAN SCHOOLS, INC.

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: EVP, CFO, Treasurer & Assistant Secretary

CAREER CANADA C.F.P. LIMITED

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: SVP & CAO

EVEREST COLLEGE PHOENIX, INC.

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: EVP, CFO & Treasurer

Signature Page to
Consent and Amendment No. 4

HEALD COLLEGE, LLC

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: CAO

QUICKSTART INTELLIGENCE CORPORATION

By:	/s/ Robert C. Owen
Name: Robert C. Owen
Title: EVP & Treasurer

Signature Page to
Consent and Amendment No. 4

BANK OF AMERICA, N.A., as Domestic Administrative Agent

By:	/s/ Joan Mok
Name: Joan Mok
Title: Vice President

Signature Page to
Consent and Amendment No. 4

BANK OF AMERICA, N.A., acting through its Canada Branch, as Canadian Administrative Agent

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

Signature Page to
Consent and Amendment No. 4

BANK OF AMERICA, N.A., as a Domestic Lender

By:	/s/ Janet Sleeper
Name: Janet Sleeper
Title: Senior Vice President

Signature Page to
Consent and Amendment No. 4

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Canadian Lender

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

Signature Page to
Consent and Amendment No. 4

U.S. BANK NATIONAL ASSOCIATION, as a Domestic Lender

By:	/s/ Saqib Khawaja
Name: Saqib Khawaja
Title: Vice President

Signature Page to
Consent and Amendment No. 4

U.S. BANK NATIONAL ASSOCIATION, as a Canadian Lender

By:	/s/ Paul Rodgers
Name: Paul Rodgers
Title: Principal Officer

Signature Page to
Consent and Amendment No. 4

UNION BANK, N.A., as a Domestic Lender

By:	/s/ Andrew Jarvis
Name: Andrew Jarvis
Title: Associate

Signature Page to
Consent and Amendment No. 4

BANK OF THE WEST, as a Domestic Lender

By:	/s/ Dennis Boesen
Name: Dennis Boesen
Title: Vice President

Signature Page to
Consent and Amendment No. 4

ONEWEST BANK N.A., as a Domestic Lender

By:	/s/ Jean-Pierre Knight
Name: Jean-Pierre Knight
Title: SVP

Signature Page to
Consent and Amendment No. 4